Exhibit 10.10

FOUNDER INSIDER LETTER

Admiral Acquisition Limited

Ritter House, Wickhams Cay II

Road Town, Tortola VG1110

British Virgin Islands

Jefferies International Limited

100 Bishopsgate

London

EC2N 4JL

Jefferies GmbH

Bockenheimer Landstrasse 24

60323

Frankfurt am Main

Germany

UBS AG London Branch

5 Broadgate

London

EC2M 2QS

17 May 2023

Re: Admiral Acquisition Limited (the “Company”)

1.	Introduction

1.1	Jefferies International Limited and UBS AG London Branch have been appointed as Joint Global Co-ordinators and Joint Bookrunners and are acting, together with Jefferies GmbH, as placing agents (the “Placing Agents”) in connection with the contemplated placing (the “Placing”) of Ordinary Shares of no par value (with Matching Warrants) of the Company at a placing price of $10.00 per Ordinary Share, and admission to the standard segment of the Official List and to trading on the London Stock Exchange’s main market for listed securities as more fully described in the prospectus relating to the Placing (the “Prospectus”).

1.2	In consideration of each Placing Agent using its reasonable endeavours to procure subscribers for, or failing which itself to subscribe for, such number of Ordinary Shares as more particularly set out in the Placing Agreement to be entered into among the Company, the Placing Agents and the other parties set forth therein in connection with the Placing, each of the undersigned agree as set out below. Unless expressly provided otherwise, each obligation of each of the undersigned shall be several and not joint and several.

1.3	Expressions and terms used but not otherwise defined in this Agreement have the meaning given to them in the Prospectus except as otherwise defined herein:

1.3.1	“Affiliate” has the meaning given to it in Rule 405 under the Securities Act of 1933;

1.3.2	“Connected Persons” means an individual’s spouse, civil partner, cohabitant, children, parents, brothers, sisters, grandchildren and grandparents;

1.3.3	“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities or by contract, declaration of trust, power of attorney or otherwise; and

FOUNDER INSIDER LETTER

1.3.4	a “person” includes references to an individual, company, body corporate, trust, association or partnership.

2.	Extension of Acquisition Period

2.1	Pursuant to the Articles, if the Acquisition has not been announced by the second anniversary of Admission, the board will recommend to Shareholders either that:

2.1.1	the Company be wound up; or

2.1.2	the Company shall continue to pursue the Acquisition for a further 12 months from the second anniversary of Admission.

2.2	The board’s recommendation will then be put to a Shareholder vote, at which, the undersigned agrees to:

2.2.1	abstain from exercising any voting rights in respect of any Ordinary Shares or Founder Preferred Shares held or beneficially owned by them at the date of such resolution;

2.2.2	procure that their Connected Persons and Affiliates abstain from exercising any voting rights with respect of any Ordinary Shares or Founder Preferred Shares held or beneficially owned by such persons; and

2.2.3	in respect of other entities not controlled by them, but which hold an interest in Ordinary Shares or Founder Preferred Shares to which they are or may be beneficially entitled, to notify or direct such controllers of such persons that they wish that person to abstain from exercising any voting rights with respect to such Ordinary Shares or Founder Preferred Shares, and to use (so far as they or it has the power to do so) reasonable endeavours to procure that they abstain from exercising any such voting rights.

3.	PRESENTATION OF OPPORTUNITIES

3.1	Subject to clauses 3.2 and 3.3 below, in order to minimise potential conflicts of interest which may arise from multiple affiliations, each of the undersigned agrees to present to the Company for its consideration, and not to any other person or entity unless the opportunity is rejected by the Company, those opportunities to acquire an operating company or business the undersigned reasonably believes are suitable opportunities for the Company, until the earlier of:

3.1.1	the consummation by the Company of an Acquisition; or

3.1.2	the liquidation and dissolution of the Company.

3.2	Each of the undersigned individuals excluding, for the avoidance of doubt, the Founder Entity, has, or may come to have, other fiduciary obligations, including to other companies on whose boards of directors they presently sit and to other companies whose boards of directors they may join in the future. In addition, certain of the undersigned individuals have pre-existing fiduciary or contractual commitments to refrain from engaging in certain businesses without permission from certain companies. To the extent that each of the undersigned individuals identify business opportunities that may currently be suitable for the Company or other companies on whose boards of directors they may sit or to whom they owe a pre-existing fiduciary or contractual obligation, each of the undersigned individuals will honour those pre-existing fiduciary and contractual obligations ahead of their obligations to the Company. Accordingly, each such individual may refrain from presenting certain opportunities to the Company that come to their attention in the performance of their duties as directors or other fiduciaries of such other companies or in observance of pre-existing fiduciary or contractual obligations, unless the other companies have declined to accept such opportunities or waive the fiduciary or contractual obligations.

FOUNDER INSIDER LETTER

3.3	Each of the Founders and the Founder Entity agree that if they or it becomes involved prior to the consummation of the Acquisition with any new special purpose acquisition company whose purpose is the acquisition of Control of a target company or business with similar acquisition criteria to the Company’s (as set forth in the Prospectus), any potential acquisition opportunities that fit the Company’s acquisition criteria would first be presented to the Company for evaluation, and the Company shall evaluate such opportunity, prior to it being presented to such new special purpose acquisition company.

4.	COMPANY ASSISTANCE AND REGISTRATION RIGHTS

4.1	Subject to the expiration or waiver of any lock-up arrangement entered into between the Founders, the Founder Entity and the Placing Agents pursuant to the Placing Agreement, the Company shall provide, at its own cost, such information and assistance as the Founders or the Founder Entity may reasonably request to enable them to effect a disposal of all or part of any Ordinary Shares or Warrants they may then hold (the “Subject Securities”) at any time after the completion of the Acquisition, including, without limitation, (a) the preparation, qualification and approval of a prospectus in respect of the Subject Securities, (b) the provision of all financial and other records to any underwriters and any attorneys, accountants or other professionals retained by the Founders or the Founder Entity or the underwriters as shall be reasonably necessary to enable them to conduct a reasonable investigation, and (c) all other steps reasonably necessary to effect the qualification, offering and sale of the Subject Securities, the entry into any customary agreements and such other actions, including participation in “road shows”, as are reasonably required in order to consummate or facilitate the disposition of the Subject Securities. The obligations of the Company in this clause 4 shall terminate upon the effective date of the Registration Rights Agreement (as defined below).

4.2	Prior to the consummation of an Acquisition that is structured in a manner to result in the Company’s securities being delisted from the London Stock Exchange and listed or traded on a principal securities exchange or trading market in the United States, the Company shall enter a customary registration rights agreement with the undersigned (a “Registration Rights Agreement”) providing for the Company (or its successor) to maintain, at its own expense, and subject to agreed limitations, an effective registration statement on the appropriate Securities and Exchange Commission form, for a period of at least one year after the consummation of the Acquisition or such longer period as the undersigned shall be deemed an affiliate of the Company with respect to the resale to the public of the Securities (or any securities received in exchange for the Securities upon consummation of the Acquisition) held by the undersigned, which agreement shall be in a form mutually acceptable to both parties.

5.	COMPENSATION

5.1	Other than any compensation due to Mariposa Capital pursuant to the Mariposa Advisory Agreement, neither the undersigned nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Acquisition. However, each of the Founders shall be entitled to reimbursement from the Company for their out-of-pocket expenses, such as travel expenses, incurred in connection with seeking and consummating an Acquisition in accordance with Company policies.

5.2	Neither the undersigned nor any Affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned or any Affiliate of the undersigned originates an Acquisition.

FOUNDER INSIDER LETTER

6.	Lock up

6.1	Subject to clause 6.2, each of the undersigned severally undertakes that it will not and will procure that no Affiliate of it shall, without the prior written consent of the Company, during the period commencing on the date of this Agreement and ending on the date which is the earlier of: (i) the fifth anniversary of completion of the Acquisition; or (ii) the liquidation of the Company for failure to complete an Acquisition:

6.1.1	directly or indirectly, offer, sell, lend, pledge, contract to sell, distribute, grant any option, right or warrant to purchase or otherwise dispose of the Founder Preferred Shares or any other securities which are exchangeable for, convertible into or representing the right to receive Founder Preferred Shares or any other interest therein or in respect thereof (but not including, for the avoidance of doubt, Ordinary Shares issued to the Founder Entity in respect of their Annual Dividend Amount from time to time); or

6.1.2	otherwise enter into any transaction (including any derivative transaction) directly or indirectly, permanently or temporarily, to dispose of any Founder Preferred Shares; or

6.1.3	undertake any other transaction with the same economic effect as any of the foregoing; or

6.1.4	announce an offering of any Founder Preferred Shares or any interest therein or in respect thereof; or

6.1.5	to announce publicly any intention to enter into any transaction described in paragraphs 6.1.1 to 6.1.4 above (each, a “Disposal”).

6.2	The undertaking in clause 6.1 shall not apply to any of the following provided that in each case the Disposal is conducted in accordance with all applicable laws (including the Securities Act) and the Articles (as applicable) (including without limitation that the transferee is not a Prohibited Person as described therein):

6.2.1	a Disposal of Founder Preferred Shares as a bona fide gift made with the prior written consent of the Company;

6.2.2	a Disposal of Founder Preferred Shares by a Founder for estate planning purposes to persons immediately related to the relevant Founder, as the case may be, making such Disposal by blood, marriage or adoption;

6.2.3	a Disposal of Founder Preferred Shares by a Founder or the Founder Entity to (i) any trust that is solely for the benefit of the relevant Founder, as the case may be, and/or the persons described in paragraph 6.2.2 above or (ii) any direct or indirect wholly-owned subsidiary of such trust;

6.2.4	a Disposal of Founder Preferred Shares by a Founder or the Founder Entity to any of the Company’s Directors (from time to time);

6.2.5	a Disposal of Founder Preferred Shares by the Founder Entity to any of its Affiliates or direct or indirect holders of equity, holders of partnership interests or members;

FOUNDER INSIDER LETTER

6.2.6	a Disposal of Founder Preferred Shares to Affiliates or direct or indirect holders of equity, partnership interests or members of the Founder Entity; or

6.2.7	a Disposal of Founder Preferred Shares to a direct or indirect subsidiary of the Company or to a target company or shareholders of a target company (or direct or indirect subsidiary of a target company) in connection with, or as a result of transactions related to, the completion of the Acquisition;

6.2.8	provided that:

(a)	with respect to any of the Disposals listed in clauses 6.2.1 to 6.2.7 above, the relevant disposing Founder or the Founder Entity shall deliver to the Company, prior to or contemporaneously with making such a Disposal, an enforceable lock up agreement in the same form as this Agreement, duly executed by the permitted transferee (or the trustee or legal guardian of such transferee) in respect of the Founder Preferred Shares to be transferred to them or it; and

(b)	each Founder and the Founder Entity severally undertakes to the Company that any Disposal by them or it pursuant to this clause 6 shall, to the extent permitted by relevant law or regulation, be notified in writing to the Company no later than five Business Days after the entry into of any agreement relating to the same.

7.	notices and COMMUNICATIONS

7.1	Any notice, consent or other communication shall be in writing, in English and delivered personally or sent by commercial courier to the party due to receive such notice, consent or other communication marked for the attention of the person set out in clause 7.4 or to any address as may be notified to another party in accordance with clause 7.3.

7.2	For the purposes of this Agreement, notice shall be deemed given, if delivered personally, at the time of delivery, or in the case of commercial courier, on the date and at the time of signature of the courier’s delivery receipt.

7.3	A party may change its details given in clause 7.4 by giving notice to the other party, the change taking effect on the later of the date, if any, specified in the notice as the effective date for the change and the date five Business Days after deemed receipt of the notice.

FOUNDER INSIDER LETTER

7.4	The details for the purposes of clause 7.1 are:

Party:	Address	For the attention of
Mariposa Acquisition IX, LLC	c/o Mariposa Capital, LLC, 500 South Pointe Drive, Suite 240, Miami Beach, Florida 33139	Desiree DeStefano
Party	Address
Sir Martin E. Franklin	c/o Mariposa Capital, LLC, 500 South Pointe Drive, Suite 240, Miami Beach, Florida 33139
Ian G.H. Ashken	c/o Mariposa Capital, LLC, 500 South Pointe Drive, Suite 240, Miami Beach, Florida 33139
Desiree DeStefano	c/o Mariposa Capital, LLC, 500 South Pointe Drive, Suite 240, Miami Beach, Florida 33139
Michael E. Franklin	c/o Mariposa Capital, LLC, 500 South Pointe Drive, Suite 240, Miami Beach, Florida 33139
Robert A.E. Franklin	c/o Mariposa Capital, LLC, 500 South Pointe Drive, Suite 240, Miami Beach, Florida 33139
James E. Lillie	c/o Mariposa Capital, LLC, 500 South Pointe Drive, Suite 240, Miami Beach, Florida 33139

8.	GENERAL

8.1	Each of the undersigned has full right and power, without violating any agreement by which they or it is bound, to enter into this Agreement.

8.2	This Agreement may be executed in any number of counterparts, each of which is an original and all of which together evidence the same agreement.

8.3	The Placing Agents are parties to this Agreement solely for the purpose of receiving the benefit of the undertakings and agreements of the other parties to this Agreement and the Placing Agents shall have no liabilities under or in connection with this Agreement.

9.	GOVERNING LAW AND ENFORCEMENT

9.1	This Agreement, and any dispute or claim arising out of, or in connection with, it or its subject matter or formation (including non-contractual disputes or claims), shall be governed by, and construed in accordance with, the law of England and Wales.

9.2	The parties irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction to determine any dispute or claim that arises out of, or in connection with, this Agreement or its subject matter or formation (including non-contractual disputes or claims).

[Signature Page to Follow]

FOUNDER INSIDER LETTER

SIGNED by SIR MARTIN E. FRANKLIN	)	/s/ Sir Martin E. Franklin

SIGNED by IAN G. H. ASHKEN	)	/s/ Ian G. H. Ashken

SIGNED by DESIREE DESTEFANO	)	/s/ Desiree Destefano

SIGNED by MICHAEL E. FRANKLIN	)	/s/ Michael E. Franklin

SIGNED by ROBERT A.E. FRANKLIN	)	/s/ Robert A. E. Franklin

SIGNED by JAMES E. LILLIE	)	/s/ James E. Lillie

SIGNED by duly authorised for and on behalf of MARIPOSA ACQUISITION IX, LLC	) )	/s/ Mariposa Acquisition IX, LLC

FOUNDER INSIDER LETTER

ACKNOWLEDGED AND AGREED TO BY:

SIGNED by	)

duly authorised for and on behalf of ADMIRAL	)	/s/ Admiral Acquisition Limited
ACQUISITION LIMITED

SIGNED by	)

and	)	/s/ Jefferies International Limited

duly authorised for and on behalf of JEFFERIES	)
INTERNATIONAL LIMITED

SIGNED by	)

and	)	/s/ Jefferies GMBH

duly authorised for and on behalf of JEFFERIES GMBH	)

SIGNED by	)

and	)	/s/ UBS AG London Branch

duly authorised for and on behalf of UBS AG LONDON BRANCH	)